Exhibit 99.1

NEWS

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

FISCAL 2022 Q2 HIGHLIGHTS

•	Net sales of $862.5 million, an increase of 11.4% (7.9% on an average daily sales basis) compared to the prior fiscal year quarter
•	Gross margin of 42.5% vs. 38.1%, or 42.0% on an adjusted basis in the prior fiscal year quarter[1]
•	Operating margin of 11.3%, or 11.6% excluding restructuring and other costs[1],2
•	Diluted EPS of $1.25 vs. $0.32 in the prior fiscal year quarter
•	Adjusted diluted EPS of $1.29 vs. $1.03 in the prior fiscal year quarter, a 25.2% increase[1]

MELVILLE, NY and DAVIDSON, NC, MARCH 30, 2022 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM), "MSC" or the "Company," a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services, today reported financial results for its fiscal 2022 second quarter ended February  26, 2022.

Financial Highlights[3]	FY22 Q2		FY21 Q2		Change	FY22 YTD		FY21 YTD		Change
Net Sales	$862.5		$774.0		11.4%	$1,711.1		$1,545.9		10.7%
Income from Operations	$97.2		$28.0		246.8%	$187.9		$81.9		129.3%
Operating Margin	11.3%		3.6%			11.0%		5.3%
Net Income attributable to MSC	$69.9		$18.1		286.7%	$136.0		$56.5		140.5%
Diluted EPS	$1.25	[4]	0.32	[5]	290.6%	$2.43	[4]	$1.01	[5]	140.6%

Adjusted Financial Highlights[1,3]	FY22 Q2		FY21 Q2		Change	FY22 YTD		FY21 YTD		Change
Net Sales	$862.5		$774.0		11.4%	$1,711.1		$1,545.9		10.7%
Income from Operations	$100.3		$80.5		24.7%	$196.3		$165.4		18.7%
Operating Margin	11.6%		10.4%			11.5%		10.7%
Net Income attributable to MSC	$72.3		$57.6		25.6%	$142.2		$119.4		19.2%
Diluted EPS	$1.29	[4]	$1.03	[5]	25.2%	$2.54	[4]	$2.13	[5]	19.2%

1  Represents a non-GAAP financial measure and reconciliations to the most directly comparable GAAP financial measure is presented in the schedules accompanying this press release.

2 Reflects severance and separation costs, consulting costs and exit-related costs to better align our strategy.

3 In millions except percentages and per share data or as otherwise noted.

4 Based on 56.0 million and 55.9 million weighted average diluted shares outstanding for FY22 Q2 and FY22 YTD respectively.

5 Based on 56.1 million and 56.0 million weighted average diluted shares outstanding for FY21 Q2 and FY21 YTD respectively.

Erik Gershwind, President and Chief Executive Officer, said, “I am excited by the growing momentum inside the Company to accelerate market share capture and improve profitability. We achieved double-digit top-line growth despite Covid-related disruptions during the first two weeks of January. Our growth initiatives are in high gear and the productivity improvements we deliver to our customers are resonating. Gross margin countermeasures, including a late January price increase, are working well and give us confidence that we can keep gross margins flat or better for full year fiscal 2022 versus fiscal 2021.”

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, “Strong top line growth combined with gross margin execution and Mission Critical cost savings resulted in 11.6% adjusted operating margin and 22.4% adjusted incremental margin over the prior year fiscal second quarter. With the building momentum, we are adding a low double-digit growth tier to our fiscal 2022 annual adjusted operating margin framework with a corresponding annual adjusted operating margin between 12.5% and 13.1%. Should recent trends continue, we expect to be in that range.”

Gershwind concluded, “I am pleased with the progress I see throughout the Company. We are already at or above our long-range target of growing sales by at least 400 basis points above the Industrial Production Index and are well on our way to achieving ROIC in the high-teens by the end of fiscal 2023.”

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2022 second quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until April 6, 2022.

The Company’s reporting date for fiscal 2022 third quarter results is scheduled for June 29, 2022.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(336) 817-2131

About MSC Industrial Supply Co.

MSC Industrial Supply Co. (NYSE: MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately  2.0 million products, inventory management and other supply chain solutions, and deep expertise from over 80 years of working with customers across industries. Our experienced team of more than 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements:

Statements in this press release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the future impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and return on invested capital, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward looking statements. These risks and uncertainties include, but are not limited to, the following:  the impact of the COVID-19 pandemic on our sales, operations and supply chain; general economic conditions in the markets in which we operate, including conditions resulting from the COVID-19 pandemic; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from being a spot-buy supplier to a mission-critical partner to our customers; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; the retention of key personnel; volatility in commodity and energy prices, the impact of prolonged periods of low, high and rapid inflation, and fluctuations in interest rates; the credit risk of our customers, including changes in credit risk as a result of the COVID-19 pandemic, higher inflation and fluctuations in interest rates; the risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages, labor shortages or other business interruptions (including those due to extreme weather conditions or as a result of the COVID-19 pandemic) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information technology systems, or violations of data privacy laws; the retention of qualified sales and customer service personnel and metalworking specialists; the risk of loss of key suppliers or contractors or key brands or supply chain disruptions, including due to import restrictions resulting from the COVID-19 pandemic or global geopolitical conditions; changes to governmental trade or sanctions policies, including the impact from significant import restrictions or tariffs or moratoriums on economic activity with certain countries or regions; risks related to opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities; the interest rate uncertainty due to the London InterBank Offered Rate (“LIBOR”) reform; the failure to comply with applicable environmental, health and safety laws and regulations, including government action in response to the COVID-19 pandemic, and other laws applicable to our business; the outcome of government or regulatory proceedings or future litigation; goodwill and intangible assets recorded resulting from our acquisitions could be impaired; our common stock price may be volatile due to factors outside of our control; and our principal shareholders exercise significant control over us, which may result in our taking actions or failing to take actions which our other shareholders do not prefer. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the U.S. Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Balance Sheets

(In thousands)

	February 26,	August 28,
	2022	2021
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$41,754	$40,536
Accounts receivable, net of allowance for credit losses	619,913	560,373
Inventories	657,710	624,169
Prepaid expenses and other current assets	97,435	89,167
Total current assets	1,416,812	1,314,245
Property, plant and equipment, net	300,232	298,416
Goodwill	692,482	692,704
Identifiable intangibles, net	96,061	101,854
Operating lease assets	51,602	49,011
Other assets	7,726	5,885
Total assets	$2,564,915	$2,462,115

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$251,269	$202,433
Current portion of operating lease liabilities	13,417	13,927
Accounts payable	191,436	186,330
Accrued expenses and other current liabilities	141,049	159,238
Total current liabilities	597,171	561,928
Long-term debt including obligations under finance leases	584,182	583,616
Noncurrent operating lease liabilities	39,410	36,429
Deferred income taxes and tax uncertainties	108,851	108,827
Other noncurrent liabilities	—	9,443
Total liabilities	1,329,614	1,300,243
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	48	48
Class B Common Stock	9	9
Additional paid-in capital	766,156	740,867
Retained earnings	584,283	532,315
Accumulated other comprehensive loss	(19,121)	(17,984)
Class A treasury stock, at cost	(107,401)	(104,384)
Total MSC shareholders’ equity	1,223,974	1,150,871
Noncontrolling interest	$11,327	$11,001
Total shareholders’ equity	1,235,301	1,161,872
Total liabilities and shareholders’ equity	$2,564,915	$2,462,115

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	February 26,	February 27,	February 26,	February 27,
	2022	2021	2022	2021
Net sales	$862,522	$773,995	$1,711,069	$1,545,899
Cost of goods sold	496,247	479,244	992,198	927,830
Gross profit	366,275	294,751	718,871	618,069
Operating expenses	265,973	245,115	522,554	483,820
Impairment loss	—	—	—	26,726
Restructuring and other costs	3,134	21,615	8,417	25,594
Income from operations	97,168	28,021	187,900	81,929
Other income (expense):
Interest expense	(3,617)	(3,580)	(7,345)	(6,936)
Interest income	21	16	40	37
Other income (expense), net	91	(58)	(322)	593
Total other expense	(3,505)	(3,622)	(7,627)	(6,306)
Income before provision for income taxes	93,663	24,399	180,273	75,623
Provision for income taxes	23,509	6,051	43,862	18,498
Net income	70,154	18,348	136,411	57,125
Less: Net income attributable to noncontrolling interest	223	263	413	586
Net income attributable to MSC Industrial	$69,931	$18,085	$135,998	$56,539
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.25	$0.32	$2.44	$1.01
Diluted	$1.25	$0.32	$2.43	$1.01
Weighted average shares used in computing net income per common share:
Basic	55,799	55,838	55,664	55,749
Diluted	55,971	56,133	55,945	56,019

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	February 26,	February 27,	February 26,	February 27,
	2022	2021	2022	2021
Net income, as reported	$70,154	$18,348	$136,411	$57,125
Other comprehensive income, net of tax:
Foreign currency translation adjustments	3,768	626	(1,224)	2,822
Comprehensive income	73,922	18,974	135,187	59,947
Comprehensive income attributable to noncontrolling interest:
Net income	(223)	(263)	(413)	(586)
Foreign currency translation adjustments	(824)	251	87	(210)
Comprehensive income attributable to MSC Industrial	$72,875	$18,962	$134,861	$59,151

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twenty-Six Weeks Ended
	February 26,	February 27,
	2022	2021
Cash Flows from Operating Activities:
Net income	$136,411	$57,125
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,985	34,571
Non-cash operating lease cost	8,012	7,537
Stock-based compensation	10,189	8,994
Loss on disposal of property, plant and equipment	230	345
Inventory write-down	—	30,091
Operating lease and fixed asset impairment due to restructuring	—	18,097
Provision for credit losses	4,245	4,280
Deferred income taxes	(341)	—
Changes in operating assets and liabilities:
Accounts receivable	(64,293)	(39,421)
Inventories	(34,024)	(18,647)
Prepaid expenses and other current assets	(8,358)	(27,214)
Operating lease liabilities	(8,136)	(9,074)
Other assets	(1,492)	494
Accounts payable and accrued liabilities	(20,007)	51,756
Total adjustments	(78,990)	61,809
Net cash provided by operating activities	57,421	118,934
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(31,179)	(19,954)
Net cash used in investing activities	(31,179)	(19,954)
Cash Flows from Financing Activities:
Repurchases of common stock	(4,813)	(3,519)
Payments of regular cash dividends	(83,586)	(83,685)
Payments of special cash dividends	—	(195,351)
Proceeds from sale of Class A Common Stock in connection with associate stock purchase plan	2,259	2,040
Proceeds from exercise of Class A Common Stock options	12,053	10,834
Borrowings under credit facilities	184,000	415,000
Payments under credit facilities	(134,500)	(350,000)
Borrowings under financing obligations	1,058	1,269
Other, net	(1,387)	(1,392)
Net cash used in financing activities	(24,916)	(204,804)
Effect of foreign exchange rate changes on cash and cash equivalents	(108)	855
Net increase (decrease) in cash and cash equivalents	1,218	(104,969)
Cash and cash equivalents – beginning of period	40,536	125,211
Cash and cash equivalents – end of period	$41,754	$20,242

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$63,909	$41,265
Cash paid for interest	$7,068	$6,606

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

Non-GAAP Financial Measures

•	Results Excluding Impairment Loss (prior year), Inventory Write-downs (prior year), Legal Costs (prior year), Restructuring and Other Costs, and Other Charges

To supplement MSC’s unaudited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP incremental margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude impairment loss (prior year), inventory write-downs (prior year), legal costs for impairment of prepaid PPE (prior year), restructuring and other costs, and other related costs and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or an alternative for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures and should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP financial measures.

In calculating non-GAAP financial measures, we exclude impairment loss (prior year), inventory write-downs (prior year), legal costs for impairment of prepaid PPE (prior year), restructuring and other costs, and other related costs and tax effects. Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparison with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen and Twenty-Six Weeks Ended February 26, 2022
(In thousands, except percentages and per share data)

	GAAP Financial Measure		Items Affecting Comparability		Non-GAAP Financial Measure
	Total MSC Industrial		Restructuring and Other Costs		Adjusted Total MSC Industrial
	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
Net Sales	$862,522	$1,711,069	$-	$-	$862,522	$1,711,069

Cost of Goods Sold	496,247	992,198	-	-	496,247	992,198

Gross Profit	366,275	718,871	-	-	366,275	718,871
Gross Margin	42.5%	42.0%			42.5%	42.0%

Operating Expenses	265,973	522,554	-	-	265,973	522,554
Operating Exp as % of Sales	30.8%	30.5%			30.8%	30.5%

Restructuring and Other Costs	3,134	8,417	3,134	8,417	-	-

Income from Operations	97,168	187,900	(3,134)	(8,417)	100,302	196,317
Operating Margin	11.3%	11.0%	-0.4%	-0.5%	11.6%	11.5%
Incremental Margin	78.1%	64.2%			22.4%	18.7%

Total Other Expense	(3,505)	(7,627)	-	-	(3,505)	(7,627)

Income before provision for income taxes	93,663	180,273	(3,134)	(8,417)	96,797	188,690

Provision for income taxes	23,509	43,862	(787)	(2,178)	24,296	46,040
Net income	70,154	136,411	(2,347)	(6,239)	72,501	142,650
Net income attributable to noncontrolling interest	223	413	-	-	223	413
Net income attributable to MSC Industrial	$69,931	$135,998	$(2,347)	$(6,239)	$72,278	$142,237

Net income per common share:
Diluted	$1.25	$2.43	$(0.04)	$(0.11)	$1.29	$2.54

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended February 27, 2021
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring and Other Costs	Legal Costs-impairment of prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$773,995	$-	$-	$-	$773,995

Cost of Goods Sold	479,244	30,091	-	-	449,153

Gross Profit	294,751	(30,091)	-	-	324,842
Gross Margin	38.1%	-3.9%	-	-	42.0%

Operating Expenses	245,115	-	-	727	244,388
Operating Exp as % of Sales	31.7%			0.1%	31.6%

Restructuring and Other Costs	21,615	-	21,615	-	-

Income from Operations	28,021	(30,091)	(21,615)	(727)	80,454
Operating Margin	3.6%	-3.9%	-2.8%	-0.1%	10.4%

Total Other Expense	(3,622)	-	-	-	(3,622)

Income before provision for income taxes	24,399	(30,091)	(21,615)	(727)	76,832

Provision for income taxes	6,051	(7,432)	(5,339)	(180)	19,002
Net income	18,348	(22,659)	(16,276)	(547)	57,830
Net income attributable to noncontrolling interest	263	-	-	-	263
Net income attributable to MSC Industrial	$18,085	$(22,659)	$(16,276)	$(547)	$57,567

Net income per common share:
Diluted	$0.32	$(0.40)	$(0.29)	$(0.01)	$1.03

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 SECOND QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Twenty-Six Weeks Ended February 27, 2021
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability				Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring and Other Costs	Impairment Loss	Legal Costs - impairment of prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$1,545,899	$-	$-	$-	$-	$1,545,899

Cost of Goods Sold	927,830	30,091	-	-	-	897,739

Gross Profit	618,069	(30,091)	-	-	-	648,160
Gross Margin	40.0%	-1.9%	-	-	-	41.9%

Operating Expenses	483,820	-	-	-	1,020	482,800
Operating Exp as % of Sales	31.3%	-	-	-	0.1%	31.2%

Impairment Loss	26,726	-	-	26,726	-	-

Restructuring and Other Costs	25,594	-	25,594	-	-	-

Income from Operations	81,929	(30,091)	(25,594)	(26,726)	(1,020)	165,360
Operating Margin	5.3%	-1.9%	-1.7%	-1.7%	-0.1%	10.7%

Total Other Expense	(6,306)	-	-	-	-	(6,306)

Income before provision for income taxes	75,623	(30,091)	(25,594)	(26,726)	(1,020)	159,054

Provision for income taxes	18,498	(7,432)	(6,322)	(6,601)	(252)	39,105
Net income	57,125	(22,659)	(19,272)	(20,125)	(768)	119,949
Net income attributable to noncontrolling interest	586	-	-	-	-	586
Net income attributable to MSC Industrial	$56,539	$(22,659)	$(19,272)	$(20,125)	$(768)	$119,363

Net income per common share:
Diluted	$1.01	$(0.40)	$(0.34)	$(0.36)	$(0.01)	$2.13

*Individual amounts may not agree to the total due to rounding.